MFS(R) Aggressive Growth Allocation Fund

                       MFS(R) Conservative Allocation Fund

                          MFS(R) Growth Allocation Fund

                         MFS(R) Moderate Allocation Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Manager

Information regarding the portfolio manager of each fund is set forth below.

Portfolio Manager                  Primary Role            Since     Title and Five Year History
Joseph C. Flaherty, Jr.          General Oversight         2002      Senior  Vice  President  of MFS;  employed  in the
                                  Over a Team of                     investment management area of MFS since 1993.
                                   Quantitative
                                   Professionals


                  The date of this Supplement is May 1, 2005.